UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

_____________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2020

Allegiant Travel Company

(Exact name of registrant as specified in its charter)

Nevada		001-33166	20-4745737

(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

1201 North Town Center Drive			89144
Las Vegas,	Nevada

(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code:              (702) 851-7300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as in Rule 405 of the Securities Act of 193 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7    Regulation FD

Item 7.01             Regulation FD

Allegiant Travel Company (the “Company”) reports that it has received tentative commitments from various lenders sufficient to amend its term loan (the “Term Loan”) under the Credit and Guaranty Agreement dated as of February 5, 2019 with Barclays Bank PLC as administrative agent. The amendment would effect a repricing and upsizing of the Term Loan, but the Term Loan would otherwise continue substantially in accordance with its current terms, including no changes to the Term Loan’s quarterly payment schedule or maturity date. With the repricing, the Company expects the interest rate based on the London Interbank Offered Rate would be reduced by 150 basis points to LIBOR + 3.0 percent, subject to certain adjustments. In addition, the principal balance of the Term Loan is expected to be increased by $100.0 million to $545.5 million. The Company intends for the proceeds from the loan increase to be used for the repayment of the Company’s revolver loan which has a principal balance of $81.0 million, to pay transaction costs and for general corporate purposes.

The Term Loan amendment remains subject to various customary closing conditions.

The information in this Section 7 of this Current Report on Form 8-K is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. As such, this information shall not be incorporated by reference into any of the Company's reports or other filings made with the Securities and Exchange Commission (the “SEC”).

Forward-Looking Statements: Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this Form 8-K that are not historical facts are forward-looking statements. These statements are based on management's beliefs and assumptions and on information currently available to the Company’s management. Any forward-looking statements are based on information available to the Company today and the Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Allegiant Travel Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2020	ALLEGIANT TRAVEL COMPANY

	By:	/s/ Gregory Anderson
	Name:	Gregory Anderson
	Title:	Chief Financial Officer

3